Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report on Form 10-Q of HearUSA, Inc. (the “Company”) for the period ending September 27, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Stephen J. Hansbrough, Chairman and Chief Executive Officer and Gino Chouinard, President and Chief Financial Officer of the Company, certify, to the best of our knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen J. Hansbrough
Stephen J. Hansbrough
Chairman and Chief Executive Officer HearUSA, Inc. November 10, 2008

/s/ Gino Chouinard
Gino Chouinard
President and Chief Financial Officer HearUSA, Inc. November 10, 2008